UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2009

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5524 East Fourth Street, Tucson, Arizona	85711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2009, the Board of Directors (the “Board”) of The Providence Service Corporation, a Delaware corporation (the “Company”), approved amended and restated bylaws of the Company (“Restated Bylaws”). The Restated Bylaws were effective upon approval and adoption by the Board and are attached as Exhibit 3.1 to this Current Report on Form 8-K.

The Restated Bylaws amend the prior amended and restated bylaws of the Company in the following principal respects:

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Article I, Section 1.03 (Special Meetings of Stockholders). This section was amended to permit record holders of shares representing at least 30% of the combined voting power of the then outstanding shares of stock of the Company entitled to vote in the election of directors to request a special meeting of stockholders. Prior to the Restated Bylaws, stockholders of record holding shares representing at least 50% of the combined voting power of the then outstanding shares of stock of the Company entitled to vote in the election of directors was required to request a special meeting of stockholders.

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Article I, Section 1.05 (Adjournment). This section was amended to provide that, if a quorum exists, the chairman of the meeting may only adjourn the meeting where the adjournment is deemed reasonably necessary, as determined by a majority vote of the Board, and upon the advice of the Company’s counsel, to provide stockholders with a full and fair opportunity to make informed voting decisions with respect to the matters presented or where required for the Company to company with the Securities Exchange Act of 1934, as amended, or other applicable law. Prior to the Restated Bylaws, the chairman of the meeting had the same power to adjourn a meeting of stockholders as the stockholders, even if a quorum of stockholders is present. The Restated Bylaws further provide that, except as provided below, notice need not be given of an adjourned meeting if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder entitled to vote at the meeting.

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Article I, Section 1.07 (Notice of Stockholder Proposals). Section 1.07(c) was amended to permit stockholders to provide the Company with advance notices of proposals intended for consideration at an annual meeting of stockholders during the 60 calendar day period ending on the 60th calendar day prior to the first anniversary of the immediately preceding year’s annual meeting. This change is to take effect following the certification of the election results for the 2009 annual meeting of stockholders. Prior to this amendment becoming effective, generally, advance notices are required to be received by the Secretary of the Company no earlier than the close of business on the 120th calendar day, and not later than the close of business on the 90th calendar day, prior to the first anniversary of the immediately preceding year’s annual meeting of stockholders. The Restated Bylaws further amend Section 1.07(e) to provide that a majority of the Board may reject any stockholder proposal not timely made or otherwise not made in accordance with the terms of Section 1.07. If a majority of the Board reasonably determines that the information provided in a stockholder’s advance notice does not satisfy the informational requirements of Section 1.07 in any material respect, the Secretary of the Company will promptly notify such stockholder of the deficiency in writing. The stockholder will then have an opportunity to cure the deficiency by providing additional information to the Secretary of the Company within such period of time, not to exceed ten (10) days from the date such deficiency notice is given to the stockholder, as a majority of the Board reasonably determines. If the deficiency is not cured within such period, or if a majority of the Board reasonably determines that the additional information provided by the stockholder, together with the information previously provided, does not satisfy the requirements of Section 1.07 in any material respect, then a majority of the Board may reject such stockholder’s proposal. The amendment requires that any rejection of any notice of a stockholder proposal must be by a majority of the Board of Directors.

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Article II, Section 2.01 (Election of Directors). This section was amended to provide for a majority voting standard for the election of directors in uncontested elections. Under the new standard, for an incumbent director to become a nominee, such director must submit an irrevocable resignation, contingent on (i) that director not receiving a majority of the votes cast in an election that is not a contested election, and (ii) acceptance of that resignation by the Board in accordance with the policies and procedures adopted by the Board for such purpose. In the event an incumbent director does not receive a majority of the votes cast in an uncontested election, the Nominating and Governance Committee or such other committee designated by the Board pursuant to the Restated Bylaws will make a recommendation to the full Board as to whether to accept or reject the resignation or whether action should be taken. The full Board would be required to act on the Committee’s recommendation no later than 90 days following certification of the stockholder vote. The Board will publicly disclose its decision regarding accepting or not accepting a resignation within four business days of reaching its decision. In a contested election directors will be elected by a plurality vote. A contested election is, as determined by the Board of Directions, an election where the Company receives a notice that a stockholder has nominated a person for election to the Board of Directions in compliance with the advance notice requirements for stockholder nominees as set forth in the Restated Bylaws and such nomination has not been withdrawn on or prior to the day next preceding the date the Company first mails its notice of the meeting of stockholders or the number of nominees otherwise exceeds the number of directors to be elected. Prior to this amendment, directors were elected by a plurality vote in all elections.

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Article II, Section 2.02 (Notice of Nominations for Directors). Section 2.02(a)(2) was amended to permit stockholders to provide the Company with advance notices of nominations intended for consideration at an annual meeting of stockholders during the 60 calendar day period ending on the 60th calendar day prior to the first anniversary of the immediately preceding year’s annual meeting. This change is to take effect following the certification of the election results for the 2009 annual meeting of stockholders. Prior to this amendment becoming effective, generally, advance notices are required to be received by the Secretary of the Company no earlier than the close of business on the 120th calendar day, and not later than the close of business on the 90th calendar day, prior to the first anniversary of the immediately preceding year’s annual meeting of stockholders. Section 2.02(a) was also amended to remove the provision that provided that the Company may require any proposed nominee to furnish other information as may reasonably be required by the Company to determine the eligibility of the proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of the nominee.

Section 2.02(b) was amended to provide that in the event that a special meeting of stockholders is called for the election of directors, a stockholder’s nomination must be delivered to the Company not earlier than the close of business on the 120th calendar day prior to the date of the special meeting and not later than the close of business on the later of the 60th calendar day prior to the date of the special meeting, or, if the first public disclosure made by the Company of the date of the special meeting is less than 70 days prior to the date of the special meeting, not later than the 10th calendar day following the day on which public disclosure is first made of the date of the special meeting.

Section 2.02(c) was amended to provide that a majority of the Board may reject any nomination by a stockholder not timely made or otherwise not made in accordance with the terms of Section 2.02. If a majority of the Board reasonably determines that the information provided in a stockholders notice does not satisfy the informational requirements of Section 2.02 in any material respect, the Secretary of the Company will promptly notify such stockholder of the deficiency in writing. The stockholder shall then have an opportunity to cure the deficiency by providing additional information to the Secretary of the Company within such period of time, not to exceed ten (10) days from the date such deficiency notice is given to the stockholder, as a majority of the Board shall reasonably determine. If the deficiency is not cured within such period, or if a majority of the Board reasonably determines that the additional information provided by the stockholder, together with the information previously provided, does not satisfy the requirements of Section 2.02 in any material respect, then a majority of the Board may reject such stockholder’s nomination.

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Article II, Section 2.03 (Number and Qualifications). This section was amended to provide that to be eligible to be a nominee as a director, such person must provide the Secretary of the Company with an irrevocable resignation that is contingent on (i) that director not receiving a majority of the votes cast in an election that is not a contested election, and (ii) acceptance of that resignation by the Board in accordance with the policies and procedures adopted by the Board for such purpose. Additionally, the requirement that a director or director nominee irrevocably provide a resignation as a director if such person is found by a court of competent jurisdiction to have breached the prospective director agreement was deleted from this section. The prospective director agreement requirement was also changed to revise the requirement that each person executing the prospective director agreement agree to comply with, if elected as a director, the Company’s policies and guidelines, some of which may not have been publicly available, but copies of which could be obtained from, and would be provided by, the Company’s Corporate Secretary upon written request. As amended, such provision eliminates the need to make written request to the Company’s Corporate Secretary and requires the prospective director to agree to only comply with applicable law and all publicly disclosed corporate governance, conflicts of interest, corporate opportunities, confidentiality, securities ownership and stock trading policies and guidelines of the Company.

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Article VI, Section 6.01 (Amendment or Repeal by the Board). This section was amended to provide that any decision by the Board to repeal, alter or amend, or to adopt or readopt any bylaw inconsistent with a bylaw adopted or repealed, altered or amended by the stockholders of the Company shall, if such repeal, alteration or amendment is not approved by stockholders, require the affirmative vote of two-thirds (66 2/3%) of the directors then in office at any regular or special meeting of the Board.

In addition to the foregoing, there are various other “clean-up” changes including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, and/or capitalization of defined terms.

The foregoing summary of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Bylaws attached to this

Current Report on Form 8-K as Exhibit 3.1 and which is incorporated herein by reference in its entirety.

Item 7.01	Regulation FD Disclosure.

On February 24, 2009, the Company issued a press release announcing that its Board of Directors had adopted a number of corporate governance enhancements implemented through the Restated Bylaws. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
3.1	Amended and Restated Bylaws of The Providence Service Corporation, effective February 24, 2009.

99.1	Press Release issued by The Providence Service Corporation on February 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION.

Dated: February 24, 2009	By:	/s/ Michael N. Deitch
	Name:	Michael N. Deitch
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Amended and Restated Bylaws of The Providence Service Corporation, effective February 24, 2009.

99.1	Press Release issued by The Providence Service Corporation on February 24, 2009.